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                                  EXHIBIT 23(B)

                     CONSENT OF ROBBINS, GREENE, HOROWITZ,
                                LESTER & CO., LLP



                       CONSENT OF INDEPENDENT ACCOUNTANTS


          We hereby consent to the reference of our Firm under the caption "Experts" and to the use of our report dated April 13, 1995 relating to the financial statements of Stone Medical Supply Corporation included in the Registration Statement (Form S-4) and related Prospectus of Micro Bio-Medics, Inc.


                    /s/ ROBBINS, GREENE, HOROWITZ & LESTER & CO., LLP
                    -------------------------------------------------
                    ROBBINS, GREENE, HOROWITZ, LESTER & CO., LLP


New York, New York

November 16, 1995


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